DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

Supplement to the Fund's Prospectus
dated February 28, 2002

The following paragraph should be added to page 16 of the Fund's Prospectus under the heading "About your account - How to redeem shares":

Through checkwriting

You may redeem Class A shares by writing checks of $500 or more. Checks must be signed by all owners of the account unless you indicate otherwise on your Investment Application. The checkwriting feature is not available for retirement plans. Also, because dividends are declared daily, you may not close your account by writing a check. When you write checks you are subject to bank regulations and may be subject to a charge if the check amount exceeds the value of your account.